Rule 497(e)
                                             Registration Nos. 2-
99861
                                                             811-
4395


                    SMITH BARNEY MUNI FUNDS


             Supplement dated December 15, 1995 to
                Prospectuses dated July 31, 1995

With   respect  to   the  Florida  Portfolio,  the  Limited  Term
Portfolio and the New York Portfolio only:

      At a Meeting of Shareholders of the Florida Portfolio, the Limited Term Portfolio and the New York Portfolio (each a "Portfolio") held on December 15, 1995, the shareholders of each Portfolio approved a new management agreement that will increase the effective management fee paid by Smith Barney Muni Funds on behalf of each Portfolio from 0.45% to 0.50% of each Portfolio's average daily net assets. Each new management agreement also provides that the Portfolio's investment manager shall voluntarily reduce its fee to the extent that in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest, and extraordinary expenses, such as litigation and indemnification expenses, exceed 0.70% of such Portfolio's average daily net assets. (Certain Class specific expenses, such as 12b-1 fees, will also continue to be excluded when determining whether the expense limitation applies.) Previously, the expense limitation was 0.65%. e change in the rate of the expense limitation corresponds to the change in the rate of the management fee. The increased management fee and expense limitation will become effective on December 18, 1995.
 .


With respect to the Limited Term Portfolio only:

The Trustees of Smith Barney Muni Funds (the "Fund") have approved certain changes to the investment policies of the Fund's Limited Term Portfolio ("Portfolio"). Currently, the Portfolio invests at least 80% of its assets in obligations with remaining maturities of less than ten years. The dollar-weighted average maturity of the entire portfolio normally does not exceed six years.

Effective on or about February 5, 1996, the Portfolio will normally invest in securities with remaining maturities no greater than twenty years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than ten years.

The Trustees have determined that this change will allow the Portfolio greater flexibility to respond to changing market conditions in the intermediate-term tax-exempt bond market.

FD 1055 12/95